Subsequent Events	3 Months Ended	12 Months Ended
	Sep. 30, 2017	Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events

Note 14. Subsequent Events

In October 2017, the Company granted restricted stock units totaling 301,000 shares of the Company’s common stock to employees at its New York Fabrication facility. The awards vest 50% on the second anniversary of the grant date and 25% on the each of the third and fourth anniversaries.

The Company received subscription agreements for a private placement offering for the sale of shares of its common stock for a per share price of $5.50 per share. As of November 14, 2017, the Company has closed on the sale of shares for total proceeds of approximately $950,000 of the total $1.0 million. There were no fees or warrants associated with this closing. The proceeds of the offering will be used to fund development and commercialization of the Company’s technology, capital expenditures and general corporate expenditures.

The Company completed the private placement offering in December 2017 (the “Second 2017 Offering”) pursuant to which the Company issued 2,640,819 shares of Common Stock (inclusive of the 172,175 shares from the November 14, 2017 closing) to accredited investors at a purchase price of $5.50 per share, for aggregate gross proceeds of $14,524,504 (inclusive of the approximately $950,000 from the November 14, 2017 closing) (before deducting expenses of the Second 2017 Offering). The Second 2017 Offering triggered the price-protection provisions granted to certain investors in the private placement that closed in May 2017 (the “First 2017 Offering”). In accordance with such price-protection provisions, the Company issued 542,450 shares of Common Stock to those investors.

In connection with the Second 2017 Offering, the Company paid Katalyst Securities LLC, Drexel Hamilton LLC, and Joseph Gunnar & Co., LLC (the “Second 2017 Placement Agents”) and their sub-agents an aggregate cash commission of $1,071,020. The Company also issued to the Second 2017 Placement Agents and their sub-agents warrants to purchase an aggregate (i) 88,507 shares of Common Stock at a purchase price of $5.50 per share and (ii) 65,670 shares of Common Stock at a purchase price of $8.16 per share. These warrants are exercisable after six months and have a five and a half-year term.

Investors in the Second 2017 Offering (other than directors, officers, employees, or other affiliates of the Company) were given price-protected anti-dilution rights such that if, prior to September 30, 2018, the Company shall issue additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions, including but not limited to issuances of awards under equity compensation plans and certain other issuances of securities in connection with credit arrangements, equipment financings, lease arrangements or similar transactions) for a consideration per share less than the Second 2017 Offering price per share (as adjusted for any subsequent stock dividend, stock split, distribution, recapitalization, reclassification, reorganization or similar event) (the “Lower Price”), each such investor will be entitled to receive from the Company additional shares of Common Stock in an amount such that, when added to the number of shares of Common Stock initially purchased by such investor, will equal the number of shares of Common Stock that such investor’s subscription amount would have purchased at the greater of the Lower Price and $5.00 (or $4.40 in the case of one investor).

Note 14. Subsequent Events

In July 2017, 9,533 placement agent warrants issued in connection with the 2016-2017 private placement offering, each having a term of five years and an exercise price of $5.00, were exercised.